Sub-Item 77Q1(e)
              Copies of Material Amendments to Registrant's By-Laws


The Registrant's By-laws, Exhibit (b)(1) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 13 on May 1, 2006, accession number
0001193125-06-095361.